Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22Q

SEVENTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SEVENTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

(a)Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will filter offensive language that is added or updated in CSG’s Advanced Convergent Platform (ACP).

(b)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 9. titled “Offensive Language Filter Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
9. CSG Offensive Language Filter Solution (Note 1)
a) Production Support and Maintenance Fee (Note 2) (Note 3)	*******	$********
b) Application hosting (Note 4)	*******	$********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support will commence after the deployment of Offensive Language Filter Solution to production. Production Support is limited to ****** (**) ***** *** *****. Additional fees will be charged for hours exceeding this ******* limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3: The ******* Production Support and Maintenance fee cover post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing.  CSG will be responsible for resolution of Offensive Language Filter Solution defects. Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACP®.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the Offensive Language Filter Solution required by the use of new features, functions, products, or substantive configuration changes.  The ******* Production Support and Maintenance fee also covers retention of the data for a period not to exceed ***** (**) ****.  Data retention beyond ***** (**) **** is subject to additional fees which will be quoted as requested by Customer.

Note 4:  The application hosting fees contemplate *** (*) *******. If volumes require, additional ******* due to increased capacity or usage, determined in CSG’s sole discretion, the Parties shall enter into a mutually agreed Statement of Work and amendment to add the ******* and related fees.  In the event Customer does not agree to the additional *******, Customer understands and acknowledges the functionality may be impacted.  ******** **** ******** ******* are assumed to be required to handle the volume.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.

(a)Customer desires to utilize the services of CSG to add and support additional named users for CSG Vantage® Reporting Dashboards on any existing and future CSG Vantage® Reporting Dashboard application in use by the Customer.  The CSG Vantage® Reporting Dashboard provides Customer with named user ID’s to be used by the Customer to access the CSG Vantage® Reporting Dashboard applications that have been developed and implemented by CSG under a mutually agreed upon Statement of Work.

(b)

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 10 titled “CSG Vantage® Reporting Dashboard End User Licensing,” a new Subsection 11 titled “CSG Vantage® Reporting Dashboard Support & Maintenance,” and a new Subsection 12 titled “CSG Vantage® Archives for Reporting Dashboard” as follows:

Description of Item/Unit of Measure		Frequency	Fee
10. CSG Vantage® Reporting Dashboard End User Licensing
a)CSG Vantage Reporting Dashboard Single Named User ID (*** ***** ******** **** *** ****** ******* ********* *********) (Note 1) (Note 2)		*******	$*****
11. CSG Vantage® Reporting Dashboard Support & Maintenance (Note 2) (Note 4)
Dashboard Complexity Tier	Number of Data Sources	Frequency	Fee
******	*** (*)	*******	$******
************	*** (*)	*******	$******
*******	***** (*) or more	*******	** *****
12. CSG Vantage® Archives for Reporting Dashboard (Note 5)
a)Per ******** of data storage in CSG Vantage Archives for Reporting Dashboard		*******	$********

Note 1: Design, development and implementation services will be set forth in a mutually agreeable Statement of Work (CSG#2503499).

Note 2: The monthly End User License fees for the initial **** (*) ***** ***** **’s for the CSG Dynamic Triggering Reporting Dashboard as well as the Support and Maintenance fees are included in the CSG Dynamic Triggering Solution Production Support and Maintenance Fee as defined in the Agreement.

Note 4: The Dashboard Complexity Tiers are defined per unique dashboard implementation. The use of Customer or 3rd party data sources will need to be mutually agreed upon on how they are loaded into a dashboard and considered complex.  Dashboards can move through the tiers as additional requests are developed.

Note 5: Standard retention period for CSG Vantage Archives is ***** (*) *****.  Any change in the standard retention period shall be mutually agreed upon between CSG and Customer and defined in the Agreement.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

3.

(a)Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will perform a custom edit to automatically clear and disable entry of the technician number on rescheduled jobs in Order Work Flow.

(b)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 13. titled “Clear and Disable Tech Number-Rescheduled Jobs in Order Work Flow,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
13. Clear and Disable Tech Number-Rescheduled Jobs in Order Work Flow (Note 1)
a) Production Support and Maintenance Fee (Note 2) (Note 3)	******	$*********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support will commence after the deployment of the Clear and Disable Tech Number Solution to production.  Production Support is limited to *** ******* (***) ***** *** ****.  Additional fees will be charged for hours exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 3:  The ****** Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing.  CSG will be responsible for resolution of solution defects.  Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the solution required by the use of new features, functions, products, or substantive configuration changes.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

4.

(a)Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will send a warning message to Customer’s Account Executives that removing an equipment package may disable equipment for the subscriber.

(b)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 14. titled “Disabled Equipment Warning,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
14. Disabled Equipment Warning (Note 1)
a) Production Support and Maintenance Fee (Note 2) (Note 3)	******	$*********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support will commence after the deployment of the Disabled Equipment Warning Solution to production.  Production Support is limited to *** ******* ***** (***) ***** *** ****.  Additional fees will be charged for hours exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 3:  The ****** Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing.  CSG will be responsible for resolution of solution defects.  Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the solution required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Peter E. Kalan
Name: Peter Kiriacoulacos	Name: Peter E. Kalan
Title: Executive Vice President &Chief Procurement Officer	Title: Chief Executive Officer
Date: 7-21-15	Date: 7/16/15